Exhibit 24.4

OMNIBUS POWERS OF ATTORNEY

February 5, 2015

Each person whose signature appears below authorizes each of Thomas E. Moran, Celine Notin, Darren Byrka and Elaine Cusack or any of them as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, to execute, in his or her name and on his or her behalf, in any and all capacities including, without limitation, in his or her capacity as a director of the applicable registrant listed on Schedule A hereto, a Registration Statement on Form S-3 and any amendments, including post-effective amendments, with all the exhibits thereto, and all other documents in connection therewith, as applicable, with the Securities and Exchange Commission, necessary or advisable to enable the registrants to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such registration statement, which amendments may make such changes in such registration statement as such attorney may deem appropriate, and with full power and authority to perform and do any and all acts and things, whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

This Omnibus Power of Attorney also applies to situations where an attorney also acts as a counterparty (Selbsteintritt) of the registrant listed on Schedule A or as a representative of the registrant listed on Schedule A.

This Omnibus Powers of Attorney may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the date first written above.

/s/ Soner Canel
Soner Canel

/s/ Alexis Hubert
Alexis Hubert

/s/ Mark C. Peterson
Mark C. Peterson

/s/ Maarten Arnoud Verhoeven
Maarten Arnoud Verhoeven

/s/ Kurt McMaken
Kurt McMaken

Schedule A – Registrants

Turlock B.V.